SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

________________________________________________________________________________
         Date of Report (Date of earliest event reported): July 17, 2001
                                                          (July 17, 2001)
          ____________________________________________________________
                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


             0-10592                                  14-1630287
      _______________________              ______________________________
      (Commission File Number)           (IRS Employer Identification No.)

          ____________________________________________________________

                192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311

________________________________________________________________________________

TrustCo Bank Corp NY


Item 5.           Other Events
______            ____________
                  Two press releases were issued on July 17, 2001, discussing second quarter results for 2001. Attached are the press releases labeled as exhibit 99(a) and 99(b).




Item 7            (c) Exhibits
______            ____________

                  Reg S-K Exhibit No.           Description
                  ___________________           ___________
                       99(a)                    One page  press  release  dated
                                                July 17,  2001,  with
                                                second quarter 2001 results.

                       99(b)                    Press  release  dated  July  17,
                                                2001,   with  second quarter
                                                2001 results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 17, 2001

                                                    TrustCo Bank Corp NY
                                                    (Registrant)




                                                     By:/s/ Robert T. Cushing
                                                        _______________________
                                                        Robert T. Cushing
                                                        Vice President and
                                                        Chief Financial Officer


                                                    Exhibits Index

                                 Exhibits Index

The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                    Page
__________________         ______________________________               ________
         99(a)             One page press release dated July 17,
                           2001, with second quarter 2001 results.         5

         99(b)             Press release dated July 17, 2001,
                           with second quarter 2001 results.               6

                                                            Exhibit 99(a)
TRUSTCO
Bank Corp NY                                                News Release
________________________________________________________________________________
             John L. Pritchard
             Administrative Vice President
             (518) 381-3629

Glenville, New York -- July 17, 2001

FOR IMMEDIATE RELEASE:

TrustCo Bank Corp NY
(dollars in thousands, except per share data)
                                                                 6/01                            6/00
Three Months Ended June 30:                                      ____________________________________
         Net Income                                     $      11,672                          10,497
         Provision for Loan Losses                              1,120                             800

Average Equivalent Shares Outstanding:
         Basic                                             61,910,000                      61,487,000
         Diluted                                           63,996,000                      63,418,000

         Net Income per Share:
         Basic                                         $        0.189                           0.171
         Diluted                                                0.182                           0.166
Six Months Ended June 30:
         Net Income                                      $     22,970                          20,767
         Provision for Loan Losses          2,615               1,650

Average Equivalent Shares Outstanding:
         Basic                                             61,752,000                      61,474,000
         Diluted                                           63,939,000                      63,443,000

         Net Income per Share:
         Basic                                      $           0.372                           0.338
         Diluted                                                0.359                           0.327

Period End:
Total Assets                                                2,471,801                       2,367,107
Total Nonperforming Loans                                       9,334                          11,762
Total Nonperforming Assets                                     10,995                          13,106
Allowance for Loan Losses                                      56,944                          55,389
Allowance as a Percentage
  of Total Loans                                                 3.76%                           4.03%

All share and per share information is adjusted for the 15% stock split declared August, 2000.
                                      # # #

                                                            Exhibit 99(b)
TRUSTCO
Bank Corp NY                                                News Release
________________________________________________________________________________

                  John L. Pritchard
                  Administrative Vice President
                  518-381-3629

FOR IMMEDIATE RELEASE:

                                   TRUSTCO ANNOUNCES SECOND QUARTER 2001 RESULTS

Glenville, New York, July 17, 2001

TRUSTCO BANK CORP NY (TRUSTCO, NASDAQ: TRST) today announced record results for the second quarter of 2001. This record continues the outstanding results posted for the first quarter of 2001. Net income for the second quarter was $11.7 million, an increase of $1.18 million or 11.2% over the second quarter of 2000. Diluted earnings per share were $.182 for the second quarter, an increase of 9.6% compared to the $.166 diluted earnings per share for the second quarter of 2000. Return on average equity and return on average assets were 26.1% and 1.90%, respectively, for the second quarter of 2001, compared to 24.4% and 1.79% for the second quarter of 2000.

Robert A. McCormick, Chairman, President, and Chief Executive Officer of TrustCo commented, "I am pleased to report that our plan for 2001 is working very well. Fortunately, the home mortgage market remains robust in a very challenging economy. We believe our strategy of focusing on what we do well and not trying to be all things to all people will continue to pay dividends for years to come. Notwithstanding our results, your company continues to strive for improvement and the second quarter of 2001 is no exception. Our second quarter's improved results over the very attractive results in the first quarter of 2001 is gratifying. As a result, the year-to-date numbers are right on target."

TrustCo's efficiency ratio for the second quarter was 39.95%. This ratio, which allows investors to compare financial institutions and benchmark the bank's performance, measures the effective use of human capital and other bank resources in delivering the products and services that create the revenue stream. For customers it means that TrustCo continues to deliver superior products at the best possible prices.

Asset quality remains an important priority at TrustCo. The allowance for loan losses stands at $56.9 million as of June 30, 2001 and represents 3.76% of loans outstanding. Non-performing assets were $11.0 million at the end of the second quarter.

TrustCo Bank Corp NY is a multi-bank holding company headquartered in Glenville, New York. The Company's principal subsidiaries, Trustco Bank, National Association and Trustco Savings Bank, operate 57 community banking offices offering 36 drive-up windows and 47 Automatic Teller Machines throughout the Banks' market area. The Company services 10 counties with a broad range of community banking services.

Except for the historical information continued herein, the matters discussed in this news release and other information continued in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts. TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk,
(3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected.

TrustCo does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to any forward looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.




                                       ###

TRUSTCO BANK CORP NY
GLENVILLE, NY

(dollars in thousands, except per share data)
                                                                  Three Months Ended
                                                 06/30/2001           03/31/2001               06/30/2000
Summary of operations
   Net interest income (TE)                         $25,257              $25,160                  $25,899
   Provision for loan losses                          1,120                1,495                      800
   Net securities transactions                        2,067                1,142                   (2,320)
   Noninterest income                                 5,414                5,184                    5,375
   Noninterest expense                               12,940               12,261                   11,432
   Net income                                        11,672               11,298                   10,497

Per common share (1)
   Net income per share:
          - Basic                                     0.189                0.183                    0.171
          - Diluted                                   0.182                0.177                    0.166
   Cash dividends                                     0.150                0.150                    0.130
   Tangible Book value at period end                   3.25                 3.21                     2.87
   Market price at period end                         13.35                12.88                    10.87

At period end
   Full time equivalent employees                       479                  481                      467
   Full service banking offices                          57                   55                       53

Performance ratios
   Return on average assets                            1.90 %               1.88                     1.79
   Return on average equity (2)                       26.13                25.91                    24.36
   Efficiency (3)                                     39.95                39.56                    37.38
   Net interest spread (TE)                            3.77                 3.74                     4.03
   Net interest margin (TE)                            4.28                 4.28                     4.53
   Dividend payout ratio                             79.38%               81.72%                    76.33

Capital ratios at period end (4)
   Total equity to assets                              7.28                 7.24                     7.31
   Tier 1 risk adjusted capital                       13.43                13.75                    13.86
   Total risk adjusted capital                        14.72                15.04                    15.15

Asset quality analysis at period end
   Nonperforming loans to total loans                 0.62%                0.74%                     0.86
   Nonperforming assets to total assets                0.44                 0.53                     0.55
   Allowance for loan losses to total loans            3.76                 3.80                     4.03
   Coverage ratio (5)                                   6.1 X                5.1 X                    4.7 X

(1)  All share and per share information is adjusted for the 15% stock split declared August, 2000.
(2)  Average equity excludes the effect of the market value adjustment for securities available for sale.
(3)  Calculated as noninterest expense (excluding ORE income/expense,goodwill amortization and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(4)  Capital ratios exclude the effect of the market value adustment for securities available for sale.
(5)  Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.

                                                    Six Months Ended
                                            06/30/2001           06/30/2000
Summary of operations
   Net interest income (TE)                    $50,416              $51,379
   Provision for loan losses                     2,615                1,650
   Net securities transactions                   3,209               (3,369)
   Noninterest income                           10,598               10,226
   Noninterest expense                          25,201               23,354
   Net income                                   22,970               20,767

Per common share (1)
   Net income per share:
          - Basic                                0.372                0.338
          - Diluted                              0.359                0.327
   Cash dividends                                0.300                0.261
   Tangible Book value at period end              3.25                 2.87
   Market price at period end                    13.35                10.87

Performance ratios
   Return on average assets                       1.89 %               1.78
   Return on average equity (2)                  26.02                24.30
   Efficiency (3)                                39.76                37.84
   Net interest spread (TE)                       3.75                 4.02
   Net interest margin (TE)                       4.28                 4.50
   Dividend payout ratio                         80.53                77.19

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

                                            06/30/2001           12/31/2000               06/30/2000

ASSETS
  Loans, net                                $1,456,281            1,418,750                1,319,680
  Securities available for sale                604,457              605,284                  661,478
  Other short-term investments                      --                   --                    7,902
  Federal funds sold                           277,292              299,490                  243,000

     Total earning assets                    2,338,030            2,323,524                2,232,060

  Cash and due from banks                       44,370               45,956                   36,325
  Bank premises and equipment                   19,135               17,416                   16,104
  Other assets                                  70,266               69,302                   82,618

     Total assets                           $2,471,801            2,456,198                2,367,107

LIABILITIES
  Deposits:
     Demand                                   $188,223              191,260                  167,425
     Interest-bearing checking                 276,909              277,543                  270,710
     Savings                                   614,371              588,595                  630,278
     Money Market                               62,558               56,917                   56,180
     Certificates of deposit > $100 thou       130,450              123,211                  119,340
     Other time deposits                       738,184              773,465                  735,211

       Total deposits                        2,010,695            2,010,991                1,979,144

  Short-term borrowings                        204,522              192,898                  162,109
  Long-term debt                                   770                  911                       --
  Other liabilities                             54,780               55,555                   49,722

     Total liabilities                       2,270,767            2,260,355                2,190,975

SHAREHOLDERS' EQUITY                           201,034              195,843                  176,132

     Total liabilities and
       shareholders' equity                 $2,471,801            2,456,198                2,367,107

Number of common shares
  outstanding, in thousands                     61,706               61,371                   61,461

CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                         Three Months Ended
                                                           06/30/2001           03/31/2001               06/30/2000

Interest income
     Loans                                                     29,747              $30,042                   27,779
     Investments                                                9,459               10,014                   11,373
     Federal funds sold                                         3,251                3,773                    3,880

          Total interest income                                42,457               43,829                   43,032

Interest expense
     Deposits                                                  16,858               17,544                   16,190
     Borrowings                                                 1,904                2,385                    2,035

          Total interest expense                               18,762               19,929                   18,225

          Net interest income                                  23,695               23,900                   24,807

Provision for loan losses                                       1,120                1,495                      800

          Net interest income after
            provision for loan losses                          22,575               22,405                   24,007

Net securities transactions                                     2,067                1,142                   (2,320)
Noninterest income                                              5,414                5,184                    5,375
Noninterest expense                                            12,940               12,261                   11,432

Income before income taxes                                     17,116               16,470                   15,630
Income tax expense                                              5,444                5,172                    5,133

Net income                                                    $11,672              $11,298                   10,497


Net income per share:
          - Basic                                              $0.189               $0.183                    0.171
          - Diluted                                            $0.182                0.177                    0.166

Avg equivalent shares outstanding, in thousands:
          - Basic                                              61,910               61,592                   61,487
          - Diluted                                            63,996               63,848                   63,418

CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                    Six Months Ended
                                                           06/30/01             06/30/00

Interest income
     Loans                                                  $59,789               55,211
     Investments                                             19,473               22,598
     Federal funds sold                                       7,024                7,467

          Total interest income                              86,286               85,276

Interest expense
     Deposits                                                34,402               32,245
     Borrowings                                               4,289                3,781

          Total interest expense                             38,691               36,026

          Net interest income                                47,595               49,250

Provision for loan losses                                     2,615                1,650

          Net interest income after
            provision for loan losses                        44,980               47,600

Net securities transactions                                   3,209               (3,369)
Noninterest income                                           10,598               10,226
Noninterest expense                                          25,201               23,354

Income before income taxes                                   33,586               31,103
Income tax expense                                           10,616               10,336

Net income                                                  $22,970               20,767


Net income per share:
          - Basic                                            $0.372                0.338
          - Diluted                                          $0.359                0.327

Avg equivalent shares outstanding, in thousands:
          - Basic                                            61,752               61,474
          - Diluted                                          63,939               63,443


CONSOLIDATED AVERAGE BALANCE SHEETS
(in thousands)

                                                                    Three Months Ended
                                                      06/30/2001           03/31/2001               06/30/2000

Total assets                                          $2,468,867            2,441,527                2,357,061
Shareholders' equity                                    $200,537              198,271                  172,073
Total loans                                           $1,501,101            1,484,476                1,361,820
Interest earning assets                               $2,359,920            2,334,896                2,283,669
Interest-bearing liabilities                          $2,037,190            2,018,466                1,976,384


                                                                 Six Months Ended
                                                      06/30/2001           06/30/2000

Total assets                                          $2,455,272            2,352,134
Shareholders' equity                                    $199,410              168,775
Total loans                                           $1,492,836            1,357,496
Interest earning assets                               $2,347,477            2,279,164
Interest-bearing liabilities                          $2,027,879            1,977,511